KeyCorp Second Quarter 2013 Earnings Review July 18, 2013 Beth E. Mooney Chairman and Chief Executive Officer Don Kimble Chief Financial Officer Exhibit 99.2

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE
This presentation contains and we may, from time to time, make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995, including statements about Key’s financial condition, results of operations, asset quality trends, capital levels and profitability.  Forward-looking statements are not historical facts but instead only represent management’s current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key’s control. Forward-looking statements usually can be identified by the use of words such as “goal,” “objective,” “plan,”
“expect,” “anticipate,” “intend,” “project,” “believe,” “estimate” or other words of similar meaning.
Our forward-looking statements are subject to the following principal risks and uncertainties: continued strain on the global financial markets as a result of economic slowdowns and concerns; the slow progress of the U.S. economic recovery; changes in trade, monetary and fiscal policies of various governmental bodies and central banks in the economies in which we operate; our ability to anticipate interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; changes in local, regional and international business, economic or political conditions in the regions where we operate or have significant assets; current regulatory initiatives in the U.S., including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended, subjecting us to a variety of new and more stringent legal and regulatory requirements and increased scrutiny from our regulators; the deterioration of unemployment or real estate asset values or their failure to recover for an extended period of time; adverse changes in credit quality trends; our ability to determine accurate values of certain assets and liabilities; adverse behaviors in securities, public debt, and capital markets, including changes in market liquidity and volatility; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; the soundness of other financial institutions; our ability to satisfy new capital and liquidity standards such as those imposed by the Dodd-Frank Act and those adopted by the Basel Committee; our ability to receive dividends from our subsidiary, KeyBank; reductions of the credit ratings assigned to KeyCorp and KeyBank; unexpected or prolonged changes in the level or cost of liquidity; our ability to secure alternative funding sources under stressed liquidity conditions; our ability to timely and effectively implement our strategic initiatives; operational or risk management failures; breaches of security or failures of our technology systems due to technological, cybersecurity threats or other factors; the occurrence of natural or man-made disasters or conflicts or terrorist attacks disrupting the economy or our ability to operate; the adequacy of our risk management programs; adverse judicial proceedings; increased competitive pressure due to consolidation; our ability to attract and/or retain talented executives and employees; our ability to effectively sell additional products or services to new or existing customers; our ability to manage our reputational risks; unanticipated adverse effects of acquisitions and dispositions of assets, business units or affiliates.
We provide greater detail regarding some of these factors in our 2012 Form 10-K, including in Item 1. Business under the heading “Supervision and Regulation”, in
Item 1A. Risk Factors and in Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation under the heading “Risk Management,”
as well as in our subsequent SEC filings, all of which are accessible on our website at www.key.com/ir and on the SEC’s website at www.sec.gov.
Key does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.  Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
This presentation also includes certain Non-GAAP financial measures related to “tangible common equity,” “Tier 1 common equity,” “pre-provision net revenue,”
“cash efficiency ratio,” and “adjusted cash efficiency ratio.” Management believes these ratios may assist investors, analysts and regulators in analyzing Key’s financials. Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP.  For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the Appendix to this presentation or our most recent earnings press release, which is accessible at www.key.com/ir.
Web addresses referenced in this slide are inactive textual references only.  Information on these websites is not part of this document.

Net interest income up 8% compared to the prior year
Grew average CF&A loans by 14% from the prior year
Acquisition of commercial mortgage servicing business
Expanded mobile capabilities for commercial and consumer clients
Achieved approximately $171 million in annualized expense savings through
2Q13; remainder of the $200 million target to be achieved by Dec. ‘13
Charges of $37 million during 2Q13 related to efficiency initiative
Realigned Community Bank structure and organization; closed 33 branches
Improve
Efficiency
Increased common share dividend by 10%
Repurchased $112 million in common shares during 2Q13
Well-positioned for transition to Basel III
Optimize and
Grow
Revenue
Investor Highlights – 2Q13
Execution of strategy and differentiated business model driving results
Effectively
Manage
Capital

4 Financial Review * * * * * * * * ** * * * * * * * * *

Financial Highlights
TE = Taxable equivalent, EOP = End of Period
(a) From continuing operations
(b) Year-over-year average balance growth
(c)  From consolidated operations
(d) 6-30-13 ratios are estimated
(e) Non-GAAP measure: see Appendix for reconciliation
Metrics 2Q13 1Q13 4Q12 3Q12 2Q12
EPS – assuming dilution $  .21 $  .21 $  .20 $  .22 $  .23
Cash efficiency ratio (e) 69% 66% 69% 64% 69%
Adj. cash efficiency ratio (ex. initiative charges) (e) 65 65 67 62 69
Net interest margin (TE) 3.13 3.24 3.37 3.23 3.06
Return on average total assets .95 .99 .96 1.06 1.10
Total loans and leases 7% 6% 7% 6% 2%
CF&A loans 14 16   21 24 22
Deposits (excl. foreign deposits) 8 7 7 7 5
Tier 1 common equity (d), (e) 11.3% 11.4% 11.4% 11.3% 11.6%
Tier 1 risk-based capital (d) 12.0 12.2 12.2 12.1 12.5
Tangible common equity to tangible assets (e) 10.0 10.2 10.2 10.4 10.4
NCOs to average loans .34% .38% .44% .86% .63%
NPLs to EOP portfolio loans 1.23 1.24 1.28 1.27 1.32
Allowance for loan losses to EOP loans 1.65 1.70 1.68 1.73 1.79
Financial
Performance
(a)
Balance
Sheet
Growth
(a), (b)
Capital
(c)
Asset
Quality
(a)

$ in billions
CF&A loans up 14%
$20.6
$23.5
47.3%
48.9%
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
60.0%
50.0%
40.0%
30.0%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
CF&A loans
Utilization rate

Total loans up 7%
$49.4
$52.7
Loans excluding exit portfolio up 9%
$60.0
$45.0
$30.0
$15.0
$0.0
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Total Commercial
Home Equity & Other
Exit Portfolios

Average loan growth from prior year driven by
CF&A, while the exit portfolio continues to
run-off
Excluding the exit portfolio, average loans up 9%
from prior year
Average loans stable linked quarter, reflecting
cautious client behavior, a competitive
environment and attractive capital markets
alternatives
High quality new loan originations
Loan Growth
Highlights Average Commercial, Financial & Agricultural Loans
Average Loans
$ in billions

1.25%
1.00%
.75%
.50%
.25%
.00%
1.02%
.62%
.47%
.26%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$60.3
$64.9
Transaction deposits (b) up 13%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

Improving Deposit Mix
Highlights Funding Cost
Overall funding cost continues to improve, with
total deposit cost declining to 26 bps
Transaction deposit balances up 13% from 2Q12
Total CD maturities and average cost
– 2013 Q3: $2.0 billion at .94%
– 2013 Q4: $1.0 billion at 1.11%
– 2014: $2.8 billion at 1.62%
– 2015 & beyond:  $1.3 billion at 2.27%
Average Deposits
(a)
$ in billions
(a) Excludes deposits in foreign office
(b) Transaction deposits include noninterest-bearing, NOW, and MMDA
Cost of total deposits (a)
Interest-bearing liability cost
CDs and other time deposits Savings Noninterest-bearing NOW and MMDA

$620
$580
$540
$500
4.00%
3.50%
3.00%
2.50%
2.00%
$586
3.06%
$544
3.13%
3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13

3.00%
2.00%
1.00%
0.00%
2.50%
2Q12
3Q12
4Q12
1Q13
2Q13 Est.(a)

Net Interest Income and Margin
TE = Taxable equivalent
Continuing Operations
Highlights Net Interest Income & Net Interest Margin (TE) Trend
Net interest income increased 8% from prior year
Net interest margin compared to prior quarter
impacted by lower asset yields, earning asset mix,
higher liquidity, and roll-off of swaps
Moderate asset sensitive position migrating higher
due to natural business flows
Use of swaps provides flexibility to quickly adjust
interest rate risk position
NIM Change (bps): vs. 1Q13
Loan yield, mix and fees (.06)
Higher liquidity / securities (.05)
Interest rate risk management / swaps (.02)
Funding cost / other .02
Total Change (.11)
Net interest income (TE)
NIM
Asset Sensitivity
Simulated change in net interest income to a
200 bps rise in interest rates over a one-year period
(a) 2Q13 change in interest income  is estimated
$ in millions

$500
$250
$0
$457
$429
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

$100
$75
$50
$25
$0
+ 46%
$61
$89
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

2Q13
42%

Noninterest Income
TE = Taxable equivalent
Continuing Operations
Highlights Noninterest Income
Strength in core fee income categories helped to
offset prior year gains:
– Investment banking & debt placement
fees (+$11MM); cards and payments
income (+$11MM); trust and investment
services (+$10MM)
– 2Q12 leverage lease termination gain (-$31MM)
– Lower gains from principal investing (-$17MM)
Investment banking and debt placement fees, up
46% from prior year on a rolling four quarter avg.
Noninterest income
Investment Banking & Debt Placement Fees Revenue Diversity
$ in millions
Noninterest income as a % of revenue
Rolling Four Quarter Average
$ in millions

$800
$600
$400
$200
$0
$693
$711
$316
$305
$377
$406
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

75%
70%
65%
60%
Near term target: 60% - 65% by 1Q14
2Q12
3Q12(b)
4Q12
1Q13
2Q13
Cash efficiency ratio
Adjusted cash efficiency ratio (ex. efficiency initiative charges)

$ in millions
$800
$700
$600
$500
$400
$693
$26
$37
$(45)
$711
2Q12 Baseline(d)
Acquisitions
Efficiency Initiative Charges
Efficiency Initiative Savings and Other(e)
2Q13

Focused Expense Management
Noninterest Expense
Personnel expense
$ in millions
Highlights
Significant progress made on efficiency initiative
– Achieved approximately $171 million in
annualized expense savings through 2Q13
2Q13 expense included $37 million related to
efficiency initiative, of which $18 million was
severance
Expenses down $45 million from prior year
excluding charges related to efficiency initiative
and acquisitions
Nonpersonnel expense
Y-o-Y Change in Noninterest Expense
(c)
(a) Non-GAAP measures: see Appendix for reconciliation
(b) Excludes one-time gains of $54 million related to the redemption of trust preferred securities
(c) Includes ongoing, one-time and amortization expenses
(d) Excludes expenses for Victory Capital Management, which were moved to discontinued operations in 1Q13
(e) Includes quarterly run-rate of $171 million in annualized expense savings realized through 2Q13
$377
Expense related to efficiency initiative: $15
$16 $26 $37
Incremental annualized cost savings achieved:
$60 $45
$66
Efficiency Ratio
(a)

$120
$80
$40
$0
($40)
3.00%
2.00%
1.00%
.00%
(1.00)%
$77
.63%
$21
$45
$28
.34%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

$ in millions
$1,200
$800
$400
$0
200%
175%
150%
125%
100%
$888
$876
135%
134%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

$ in millions
NPAs decreased by 8%
$1,000
$800
$600
$400
$200
$0
1.80%
1.60%
1.40%
1.20%
1.00%
$751
$693
1.32%
1.23%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

Nonperforming Assets
Net Charge-offs & Provision for Loan and Lease Losses
NPLs
NPLs to period-end loans
NCOs Provision for loan and
lease losses
NCOs to average loans
$ in millions
NPLs held for sale,
OREO & other NPAs
Continued Improvement in Asset Quality
Highlights
Net loan charge-offs decreased 42% from 2Q12
to $45 million, or 34 bps of average loans
2Q13 commercial loan net charge-offs were
$5 million or 5 bps of average loans
Asset quality reaching normalized levels, with
net charge-offs expected to be at or below
targeted range
Allowance for Loan and Lease Losses
Allowance for loan and
lease losses to NPLs
Allowance for loan
and lease losses

12.00%
10.00%
8.00%
6.00%
10.44%
9.96%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

$11.00
$10.50
$10.00
$9.50
$10.43
$10.89
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

12.00%
10.00%
8.00%
6.00%
11.63%
11.25%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

Disciplined execution of capital plan
– Increased dividend 10%
– Repurchased $112 million in common
shares during 2Q13
Well-positioned for transition to Basel III
Estimated Basel III Tier 1 common equity ratio
of 10.8%
(a), (b)
Tier 1 Common Equity
(b), (c)
Tangible Common Equity to Tangible Assets
(b)
Strong Capital Ratios
Highlights
Book Value per Share
(a) Based upon June 30, 2013 pro forma analysis; see Appendix for further detail
(b) Non-GAAP measure: see Appendix for reconciliations
(c) 6-30-13 ratio is estimated

13 Appendix * * * * * * * * * * * * * * * * * * *

(a) Continuing operations, unless otherwise noted

(b) Represents period-end consolidated total loans and loans held for sale (excluding education loans in the securitization trusts) divided by period-end consolidated total deposits (excluding deposits in foreign office)

(c) Excludes intangible asset amortization; Non-GAAP measure: see Appendix for reconciliation

Progress on Targets for Success
KEY Business
Model
KEY Metrics
(a)
KEY
2Q13
KEY
1Q13
Targets Action Plans
Core funded Loan to deposit ratio
(b)
84% 87% 90-100%
Use integrated model to grow relationships
and loans
Improve deposit mix
Returning to a
moderate risk
profile
NCOs to average loans .34% .38%
40-60 bps
Focus on relationship clients
Exit noncore portfolios
Limit concentrations
Focus on risk-adjusted returns
Provision to average
loans
.21% .42%
Growing high
quality, diverse
revenue streams
Net interest margin 3.13% 3.24% >3.50%
Improve funding mix
Focus on risk-adjusted returns
Grow client relationships
Capitalize on Key’s total client solutions and
cross-selling capabilities
Noninterest income
to total revenue
42% 42% >40%
Creating positive
operating
leverage
Cash efficiency ratio
(c)
69% 66%
60-65%
Improve efficiency and effectiveness
Better utilize technology
Change cost base to more variable from
fixed
Adj. cash efficiency ratio
(ex. efficiency initiative
charges)
(c)
65% 65%
Executing our
strategies
Return on average
assets
.95% .99% 1.00-1.25%
Execute our client insight-driven
relationship model
Focus on operating leverage
Improved funding mix with lower cost core
deposits

$20.0
$15.0
$10.0
$5.0
$0.0
5.00%
4.00%
3.00%
2.00%
1.00%
.00%
$17.4
$17.4
2.89%
2.33%
3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13

25%
20%
15%
10%
20%
20%
3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13

Average Total Investment Securities Highlights
Average AFS securities
$ in billions
High Quality Investment Portfolio
Portfolio composed of Agency or GSE backed
CMOs: Fannie, Freddie & CNMA
– No private label MBS or financial paper
Average portfolio life at 6/30/13 of 3.2 years
compared to 2.8 years at 3/31/13
Unrealized net gain of $133 million on available-
for-sale securities portfolio at 6/30/13
Securities cash flows of $1.5 billion in both 2Q13
and 1Q13
Average portfolio balances higher by $1.6 billion
compared to 1Q13 due to investment of excess
liquidity
Yields on purchases were 137 bps lower than
2Q13 maturities
Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end of period held-to-maturity and available-for-sale securities
Average yield (a)
Average HTM securities

1.20%
1.00%
.80%
.60%
.40%
.20%
.00%
.73%
.47%
.26%
.15%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

0%
(2)%
(4)%
(6)%
(8)%
(10)%
(12)%
(14)%
(16)%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
(3)%
(14)%

Metric [b]	2Q13		1Q13		4Q12		3Q12		2Q12	
Delinquencies to EOP total loans: 30 -89 days	.47	%	.70	%	.80	%	.69	%	.73	%
Delinquencies to EOP total loans: 90+ days	.15		.16		.15		.17		.26	
NPLs to EOP portfolio loans	1.23		1.24		1.28		1.27		1.32	
NPAs to EOP portfolio loans + OREO + Other NPAs	1.30		1.34		1.39		1.39		1.51	
Allowance for loan losses to period-end loans	1.65		1.70		1.68		1.73		1.79	
Allowance for loan losses to NPLs	134.36		137.38		131.75		135.99		135.16

Asset Quality Trends
Quarterly Change in Criticized Outstandings
(a)
Delinquencies to Period-end Total Loans
(a) Loan and lease outstandings
(b) From continuing operations
30 – 89 days delinquent 90+ days delinquent
Continuing Operations
Continuing Operations

Period-
end
loans
Average
loans
Net loan
charge-offs
Net loan
charge-offs (b) /
average loans
(%)
Nonperforming
loans (c)
Ending
allowance (d)
Allowance /
period-end
loans (d)   (%)
Allowance /
NPLs
(%)
6/30/13 2Q13 2Q13 1Q13 2Q13 1Q13 6/30/13 3/31/13 6/30/13 6/30/13 6/30/13
Commercial, financial and agricultural (a) $23,715 $23,480 $    8 $       2 .14 .03 $       146 $       142 $                352 1.48 241.10
Commercial real estate:
Commercial Mortgage 7,474 7,494 (2) 8 (.11) .43 106 114 182 2.44 171.70
Construction 1,060 1,049 1 (7) .38 (2.75) 26 27 34 3.21 130.77
Commercial lease financing 4,774 4,747 (2) 2 (.17) .17 14 12 61 1.28 435.71
Real estate – residential mortgage 2,176 2,176 4 6 .74 1.12 94 96 33 1.52 35.11
Home equity:
Key Community Bank 10,173 9,992 14 16 .56 .66 205 199 94 .92 45.85
Other 375 389 5 4 5.16 3.93 16 18 16 4.27 100.00
Consumer other – Key Community Bank 1,424 1,392 5 7 1.44 2.11 3 3 33 2.32 N/M
Credit cards 701 697 6 8 3.45 4.61 11 13 33 4.71 300.00
Consumer other:
Marine 1,160 1,206 5 3 1.66 .93 30 25 35 3.02 116.67
Other 69 74 1 - 5.42 - 1 1 3 4.35 300.00
Continuing total (e) $53,101 $52,696 $  45 $     49 .34 .38 $       652 $       650 $               876 1.65 134.36
Discontinued operations 4,992 5,016 7 12 1.04 1.75 19 15 41 .82 215.79
Consolidated total $58,093 $57,712 $  52 $     61 .38 .45 $       671 $       665 $               917 1.58 136.66
Credit Quality by Portfolio
Credit Quality
(a) 6-30-13 ending loan balances include $96 million of commercial credit card balances; 6-30-13 average loan balances include $96 million of assets from commercial credit cards
(b) Net loan charge-off amounts are annualized in calculation. NCO ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(c) 6-30-13 and 3-31-13 NPL amounts exclude $19 million and $22 million respectively of purchased credit impaired loans acquired in July 2012.
(d)   6-30-13 allowance by portfolio is estimated. Allowance/period loans ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(e)  6-30-13 ending loan balances include purchased loans of $187 million of which $19 million were purchased credit impaired
$ in millions
N/M = Not Meaningful

$ in millions, except average loan size

	Loan Balances	Average Loan Size ($)	Average FICO	Average LTV (a)	% of Loans LTV>90%	Vintage (% of Loans) 2012 and later	2011	2010	2009	2008 and prior
Home equity loans and lines										
First lien	$ 5,789	$ 66,976	763	67 %	.6 %	36 %	7 %	4 %	5 %	48 %
Second lien	4,384	47,701	759	76	3.1	22	6	4	5	63
Total home equity loans and lines	$ 10,173	$ 57,043	761	71	1.8	29	7	4	5	55
Nonaccrual loans										
First lien	$ 110	$ 59,629	713	73 %	.5 %	2 %	3 %	3 %	5 %	87 %
Second lien	95	48,173	710	78	2.6	1	2	1	4	92
Total home equity nonaccrual loans	$ 205	$ 53,717	712	75	1.3	1	2	2	5	90
Community Bank - Home Equity										
Second quarter net charge-offs	$ 14					-	-	2 %	6 %	92 %
Net loan charge-offs to average loans	.56 %									

$ in millions, except average loan size

	Loan Balances	Average Loan Size ($)	Average FICO	Average LTV (a)	% of Loans LTV>90%	Vintage (% of Loans) 2012 and later	2011	2010	2009	2008 and prior
Home equity loans and lines										
First lien	$ 17	$ 22,727	744	35 %	.3 %	-	-	-	1 %	99 %
Second lien	358	23,283	729	82	32.3	-	-	-	-	100
Total home equity loans and lines	$ 375	$ 23,257	730	80	30.9	-	-	-	-	100
Nonaccrual loans										
First lien	$ 1	$ 19,302	722	35 %	-	-	-	-	-	100 %
Second lien	15	25,309	707	81	32.4 %	-	-	-	-	100
Total home equity nonaccrual loans	$ 16	$ 24,991	707	79	31.1	-	-	-	-	100
Exit Portfolio - Home Equity										
Second quarter net charge-offs	$ 5					-	-	-	-	100 %
Net loan charge-offs to average loans	5.16 %

(a)  Average LTVs are at origination. Current average LTVs for Community Bank total home equity loans and lines is approximately 75%, which compares to 78% at the end of the first quarter 2013.
Community Bank – Home Equity
Exit Portfolio – Home Equity
Home Equity Loans – 6/30/13

$ in millions
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Exit portfolio (excl. discontinued operations) decreased by 25%
$3,431
$2,589
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

Balance Outstanding Change Net Loan Charge-offs
Balance on
Nonperforming Status
6-30-13 3-31-13
6-30-13 vs.
3-31-13
2Q13 1Q13
(c)
6-30-13 3-31-13
Residential properties – homebuilder $          26 $          29 $            (3) $         1 - $           8 $        10
Marine and RV floor plan 28 29 (1) - $        (3) 7 6
Commercial lease financing
(a)
931 966 (35) (2) (5) 1 6
Total commercial loans 985 1,024 (39) (1) (8) 16 22
Home equity – Other 375 401 (26) 5 4 16 18
Marine 1,160 1,254 (94) 5 3 31 26
RV and other consumer 69 79 (10) 1 - - -
Total consumer loans 1,604 1,734 (130) 11 7 47 44
Total exit loans in loan portfolio $     2,589 $     2,758 $        (169) $       10 $        (1) $         63 $        66
Discontinued operations – education lending
business (not included in exit loans above)
(b)
$     4,992 $     5,086 $          (94) $         7 $        12 $         19 $        15

(a) Includes (1) the business aviation, commercial vehicle, office products, construction and industrial leases; (2) Canadian lease financing portfolios;
and (3) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and qualified technological equipment leases
(b) Includes loans in Key’s consolidated education loan securitization trusts
(c) Credit amounts indicate recoveries exceeded charge-offs
$ in millions
Exit Loan Portfolio
Exit Loan Portfolio

Three months ended		
	6-30-13	3-31-13	6-30-12
Tangible common equity to tangible assets at period end			
Key shareholders' equity (GAAP)	$ 10,229	$ 10,340	$ 10,155
Less: Intangible assets [(a)]	1,021	1,024	932
Preferred Stock, Series A [(b)]	282	291	291
Tangible common equity (non-GAAP)	$ 8,926	$ 9,025	$ 8,932
Total assets (GAAP)	$ 90,639	$ 89,198	$ 86,523
Less: Intangible assets [(a)]	1,021	1,024	932
Tangible assets (non-GAAP)	$ 89,618	$ 88,174	$ 85,591
Tangible common equity to tangible assets ratio (non-GAAP)	9.96 %	10.24 %	10.44 %
Tier 1 common equity at period end			
Key shareholders' equity (GAAP)	$ 10,229	$ 10,340	$ 10,155
Qualifying capital securities	339	339	339
Less: Goodwill	979	979	917
Accumulated other comprehensive income (loss) [(c)]	(359)	(204)	(109)
Other assets [(d)]	102	106	71
Total Tier 1 capital (regulatory)	9,846	9,798	9,615
Less: Qualifying capital securities	339	339	339
Preferred Stock, Series A [(b)]	282	291	291
Total Tier 1 common equity (non-GAAP)	$ 9,225	$ 9,168	$ 8,985
Net risk-weighted assets (regulatory) [(d), (e)]	$ 81,964	$ 80,400	$ 77,236
Tier 1 common equity ratio (non-GAAP) [(e)]	11.25 %	11.40 %	11.63 %
Pre-provision net revenue			
Net interest income (GAAP)	$ 581	$ 583	$ 538
Plus: Taxable-equivalent adjustment	5	6	6
Noninterest income (GAAP)	429	425	457
Less: Noninterest expense (GAAP)	711	681	693
Pre-provision net revenue from continuing operations (non-GAAP)	$ 304	$ 333	$ 308

GAAP to Non-GAAP Reconciliation

$ in millions
(a) Three months ended June 30, 2013 and March 31, 2013 exclude $107 million and $114 million, respectively, of period end purchased credit card receivable intangible assets
(b) Net of capital surplus for the three months ended June 30, 2013
(c) Includes net unrealized gains or losses on securities available for sale (except for net unrealized losses on marketable equity securities), net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans
(d) Other assets deducted from Tier 1 capital and net risk-weighted assets consist of disallowed intangible assets (excluding goodwill) and deductible portions of nonfinancial equity investments. There were no disallowed deferred tax assets at June 30, 2013, March 31, 2013, and June 30, 2012
(e) 6-30-13 amount is estimated

GAAP to Non-GAAP Reconciliation (continued)
$ in millions

(a) Three months ended June 30, 2013 and March 31, 2013 exclude $110 million and $118 million, respectively, of average ending purchased credit card receivable intangible assets
Three months ended
6-30-13 3-31-13 6-30-12
Average tangible common equity
Average Key shareholders' equity (GAAP) $ 10,314 $ 10,279 $ 10,100
Less: Intangible assets (average)
(a)
1,023 1,027 931
Preferred Stock, Series A (average) 291 291 291
Average tangible common equity (non-GAAP) $ 9,000 $ 8,961 $ 8,878
Return on average tangible common equity from continuing operations
Net income (loss) from continuing operations attributable to Key common shareholders
(GAAP) $ 193 $ 196 $ 217
Average tangible common equity (non-GAAP) 9,000 8,961 8,878
Return on average tangible common equity from continuing operations (non-GAAP) 8.60% 8.87% 9.83%
Return on average tangible common equity consolidated
Net income (loss) attributable to Key common shareholders (GAAP) $ 198 $ 199 $ 231
Average tangible common equity (non-GAAP) 9,000 8,961 8,878
Return on average tangible common equity consolidated (non-GAAP) 8.82% 9.01% 10.46%
Cash efficiency ratio
Noninterest expense (GAAP) $ 711 $ 681 $ 693
Less: Intangible asset amortization on credit cards (GAAP) 7 8 —
Other intangible asset amortization (GAAP) 3 4 1
Adjusted noninterest expense (non-GAAP) $ 701 $ 669 $ 692
Net interest income (GAAP) $ 581 $ 583 $ 538
Plus: Taxable-equivalent adjustment 5 6 6
Noninterest income (GAAP) 429 425 457
Total taxable-equivalent revenue (non-GAAP) $ 1,015 $ 1,014 $ 1,001
Cash efficiency ratio (non-GAAP) 69.06% 65.98% 69.13%
Adjusted cash efficiency ratio
Adjusted noninterest expense (non-GAAP) $ 701 $ 669 $ 692
Less: Efficiency initiative charges (non-GAAP) 37 15 —
Net adjusted noninterest expense (non-GAAP) $ 664 $ 654 $ 692
Total taxable-equivalent revenue (non-GAAP) $ 1,015 $ 1,014 $ 1,001
Adjusted cash efficiency ratio (non-GAAP) 65.42% 64.50% 69.13%

Tier 1 Common Equity under Basel III (estimated)
KeyCorp & Subsidiaries

Tier 1 Common Equity Under Basel III (Estimates)
(a)
$ in billions
Quarter ended
June 30, 2013
Tier 1 Common Equity under current regulatory rules $                    9.2
Adjustments from current regulatory rules to Basel III:
Deferred tax assets (b) (0.1)
Tier 1 common equity anticipated under Basel III (c) $                    9.2
Total risk-weighted assets under current regulatory rules $                  82.0
Adjustments from current regulatory rules to Basel III:
Loan commitments <1 year 0.8
Past Due Loans 0.3
Mortgage servicing assets (d) 0.3
Deferred tax assets (d) 0.3
Other 1.1
Total risk-weighted assets under Basel III $                  84.8
Tier 1 common equity to total risk-weighted assets anticipated under Basel III 10.8%
(a) Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysis and bank regulatory agencies to assess the capital position of financial services companies; management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses
(b) Includes the deferred tax asset subject to future taxable income for realization, primarily tax credit carryforwards
(c) The amount of regulatory capital and risk-weighted assets estimated under Basel III (as fully phased-in on January 1, 2019) is based upon the federal banking agencies' final Basel III Rule; Key is subject to Basel III under the final rule’s Standardized Approach
(d) Item is included in the 10%/15% exceptions bucket calculation and is risk-weighted at 250%
Table may not foot due to rounding